AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT I
VARIABLE ANNUITY CONTRACTS
VARIABLE ACCOUNT II
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED MARCH 23, 2009
TO PROSPECTUSES DATED APRIL 30, 2008
AS SUPPLEMENTED

          Currently, insurance obligations under the contracts, policies and certificates issued by American International Life Assurance Company of New York are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. (the "Guarantee"). The Guarantee does not guarantee contract, policy or certificate value or the investment performance of the variable investment options.

          As of April 30, 2009 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee will terminate for prospectively issued contracts, policies and certificates. The Guarantee will not cover any contracts, policies or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts and certificates are satisfied in full.